NATIXIS FUNDS

Supplement dated March 20, 2019 to the Natixis Funds Prospectus and Statement of Additional Information, dated June 1, 2018, as may be revised or supplemented from time to time, for the following funds.

Natixis Sustainable Future 2015 Fund®	Natixis Sustainable Future 2040 Fund®
Natixis Sustainable Future 2020 Fund®	Natixis Sustainable Future 2045 Fund®
Natixis Sustainable Future 2025 Fund®	Natixis Sustainable Future 2050 Fund®
Natixis Sustainable Future 2030 Fund®	Natixis Sustainable Future 2055 Fund®
Natixis Sustainable Future 2035 Fund®	Natixis Sustainable Future 2060 Fund®

(each a “Fund” and, together, the “Funds”)

Effective March 29, 2019, the Funds’ investment sub-adviser, Ostrum Asset Management U.S., LLC (“Ostrum US”, the “Subadviser”), will undergo a corporate restructuring whereby Paris-based Mirova, an affiliate of Ostrum US and a provider of portfolio management services to the Funds, has ceased to operate through Ostrum US. In anticipation of this restructuring, on December 5, 2018, the Board of Trustees of the Funds voted to approve a new sub-advisory agreement with a new, U.S.-registered investment sub-adviser, Mirova US LLC (“Mirova US”), which is substantially identical to the current sub-advisory agreement with Ostrum US, except for (i) the name of the entity serving as sub-adviser (Mirova US versus Ostrum US); (ii) the effective date; (iii) the termination date (June 30, 2019, to align with that of the current agreement in place between the Funds and Ostrum US); and (iv) the addition of a recital clause to clarify that the new agreement with Mirova US replace the current agreement with Ostrum US in conjunction with the corporate restructuring of Ostrum US. Accordingly, effective March 29, 2019, Ostrum US no longer serves as the Subadviser of the Funds and all references to Ostrum US and corresponding disclosure related to the Subadviser in the Funds’ Prospectus are hereby deleted. There are no changes to the Funds’ investment objectives, investment strategies or portfolio managers.